Exhibit 10.32

DATED SEPTEMBER 12, 2014

SECOND DEED OF AMENDMENT

ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD

(FORMERLY VICTORY ELECTRONIC CIGARETTES CORPORATION)

AS BORROWER

MUST HAVE LIMITED

AS GUARANTOR

JGB (CAYMAN) CAMBRIDGE LTD.

AS SENIOR CREDITOR

JGB COLLATERAL LLC

AS SECURITY TRUSTEE FOR THE SENIOR CREDITOR

THE PERSONS NAMED IN THE SCHEDULE

AS SUBORDINATED CREDITORS

AND

MIGUEL CARLOS CORRAL

AS SECURITY TRUSTEE FOR THE SUBORDINATED CREDITORS

CONTENTS

CLAUSE

1.	Definitions and interpretation	2

2.	Amendments to the Inter-Creditor Deed	4

3.	Existing Security	6

4.	Representations and warranties	7

5.	Further Assurance	7

6.	Miscellaneous	7

7.	Third party rights	8

8.	Governing law and jurisdiction	8

SCHEDULE

SCHEDULE	SUBORDINATED CREDITORS	9

THIS SECOND DEED OF AMENDMENT is dated September     , 2014

PARTIES

(1)	ELECTRONIC CIGARETTES INTERNATIONAL GROUP, LTD (FORMERLY, VICTORY ELECTRONIC CIGARETTES CORPORATION), registered in the State of Nevada, USA under number C13461-2004 whose registered office is at 11335 Apple Drive, Spring Lake, Michigan 49448, USA (“Borrower”);

(2)	MUST HAVE LIMITED, a limited liability company incorporated in England and Wales with company number 05101019 whose registered office is at Unit 14, Dale Street Industrial Estate, Radcliffe, Manchester M26 1AD (“Guarantor”).

(3)	JGB (CAYMAN) CAMBRIDGE LTD. incorporated in the Cayman Islands, whose registered office is Appleby Trust (Cayman) Ltd., Clifton House, 75 Fort Street, PO Box 1350, Grand Cayman KY1-1108, Cayman Islands (“Senior Creditor”).

(4)	JGB COLLATERAL LLC, a Delaware limited liability company whose registered address is Corporation Trust Center, 1209 Orange St., Wilmington, Delaware 19801 USA as security agent and trustee for the Senior Creditor (“Senior Security Trustee”).

(5)	The persons whose names and addresses are set out in column (1) of the Schedule (“Subordinated Creditors”).

(6)	MIGUEL CARLOS CORRAL of 1, Sergeants Lane, Whitefield, M45 7TR as security agent and trustee for the Subordinated Creditors (“Junior Security Trustee”).

BACKGROUND

(A)	The Borrower and the Senior Creditor entered into a Securities Purchase Agreement dated 22 April 2014 (“Securities Purchase Agreement”) pursuant to which the Borrower agreed to issue to the Senior Creditor 6% secured loan notes in the aggregate principal amount of $24,175,824 (“Senior Convertible Loan Notes”), which were constituted under an instrument dated 22 April 2014 (“Senior Convertible Loan Note Instrument”). Pursuant to the Securities Purchase Agreement, the Borrower and the Senior Creditor entered into a Registration Rights Agreement dated 22 April 2014 (“Senior Registration Rights Agreement”).

(B)	The obligations of the Borrower under the Convertible Note Documents (as defined in clause 1 of this deed) were guaranteed by the Guarantor by way of a guarantee dated 22 April 2014 between the Guarantor and Senior Creditor (“Senior Guarantee”) and were secured by way of a charge dated 22 April 2014 over the shares in the Guarantor between the Borrower and the Senior Security Trustee (“Senior Share Charge”). The obligations of the Borrower under the Convertible Note Documents (as defined in clause 1 of this deed) the Senior Guarantee and Senior Share Charge and the Inter-creditor Deed (as defined in recital (C)) were further secured by way of a debenture dated 22 April 2014 between the Guarantor and the Senior Security Trustee (“Senior Debenture”).

(C)	The parties to this deed entered into an Inter-creditor Deed dated 22 April 2014 which governed the priority of the Senior Documents (as defined in clause 1 of this deed) to various documents to which the Subordinated Creditors and Junior Security Trustee were party (“Inter-creditor Deed”).

(D)	Amendment agreements dated 3 June 2014 were entered into between the Borrower and the Senior Creditor (the “First Amendment Agreements”) by which the Convertible Note Documents were amended as set out in the respective First Amendment Agreements. The Senior Guarantee, the Senior Debenture, the Share Charge and the Inter-creditor Deed were each amended by way of an amendment deed (“First Security Amendment Agreement”) between the parties to this deed dated on or around 3 June 2014 in contemplation of entry into the First Amendment Agreements.

(E)	Pursuant to second amendment agreements (“Second Amendment Agreements”) the Borrower and the Senior Creditor have made amendments to the Securities Purchase Agreement and the Senior Convertible Loan Notes.

(F)	In contemplation of entry into the Second Amendment Agreements, the parties to this deed have agreed to further amend the Inter-creditor Deed as set out in this deed, to consent to the Second Amendment Agreements and the transactions contemplated thereunder and to confirm that the Senior Documents continue in full force and effect.

(G)	This deed is supplemental to each of the Inter-creditor Deed, the Senior Debenture, the Senior Guarantee and the Senior Share Charge each as amended by the First Security Amendment Agreement.

AGREED TERMS

1.	DEFINITIONS AND INTERPRETATION

1.1	Terms defined in the Inter-creditor Deed shall have the same meaning when used in this deed, unless defined below. In addition, the definitions below apply in this deed.

AIR Documents: any document entered into by any of the Borrower, Guarantor, Senior Creditor and Senior Security Trustee which sets out the terms of, constitutes and/or otherwise relates to the AIR Notes.

AIR Notes: has the meaning given in Section 3.23 of the Securities Purchase Agreement.

AIR Security Document: any guarantee, debenture, charge or other document entered into by any of the Borrower, Guarantor, Senior Creditor and Senior Security Trustee for the purpose of guaranteeing or securing any obligations under an AIR Document.

Amended Security Documents: the Senior Guarantee, the Senior Debenture and the Senior Share Charge as amended by the First Security Amendment Agreement and the Inter creditor Deed as amended by the First Security Amendment Agreement and this deed.

Convertible Note Documents: the Securities Purchase Agreement, the Senior Convertible Loan Notes, the Senior Convertible Loan Note Instrument and the Senior Registration Rights Agreement.

Finance Documents: has the meaning given in the Senior Debenture.

Guaranteed Obligations: has the meaning given in the Senior Guarantee.

Senior Documents: the Convertible Note Documents and the Senior Security Documents.

Senior Security Documents: the Senior Guarantee, the Senior Debenture, the Share Charge and the Inter-creditor Deed.

Second Amended Agreements: the Securities Purchase Agreement and the Senior Convertible Loan Notes as amended by the First Amendment Agreements and further amended by the Second Amendment Agreements.

Secured Liabilities: has the meaning given in the Senior Share Charge.

Secured Obligations: has the meaning given in the Senior Debenture.

1.2	The rules of interpretation of the Inter-Creditor Deed shall apply to this deed as if set out in this deed save that references in the Inter-Creditor Deed to “this deed” shall be construed as references to this deed.

1.3	Unless the context otherwise requires:

(a)	references in the Inter-creditor Deed and Senior Share Charge to “this deed”;

(b)	references in the Senior Debenture to “this Deed”; and

(c)	references in the Senior Guarantee to “this Guarantee”,

shall be (as the case may be) to the Inter-creditor Deed, Senior Share Charge, Senior Debenture and Senior Guarantee as amended by the First Security Amendment Agreement and this deed.

1.4	Without prejudice to the generality of clause 1.3, references in any of the Senior Security Documents to any of the Convertible Notes Documents and/or Senior Security Documents shall be to such documents as amended by the First Amendment Agreements, the Second Amendment Agreements, the First Security Amendment Agreement and/or this deed (as the case may be).

1.5	In this deed:

(a)	unless the context otherwise requires, any reference to a Senior Document is to that document as amended by the First Amendment Agreements, the Second Amendment Agreements, the First Security Amendment Agreement and/or this deed (as the case may be);

(b)	any reference to a “clause” or “Schedule” is, unless the context otherwise requires, a reference to a clause or Schedule of this deed; and

(c)	clause and Schedule headings are for ease of reference only.

1.6	The Schedule forms part of this deed and shall have effect as if set out in full in the body of this deed. Any reference to this deed includes the Schedule.

2.	AMENDMENTS TO THE INTER-CREDITOR DEED

2.1	The Inter-creditor Deed shall be amended with effect on and from the date of this deed as set out in this clause 2.

2.2	Clause 1.1 of the Inter-creditor Deed shall be amended by

(a)	inserting new definitions of “Acquisition Loans”, “AIR Documents”, “AIR Notes” and “AIR Security Documents” before the definition of “Ancillary Liabilities” as follows:

Acquisition Loans: has the meaning given to that expression in Section 1.4 of the Securities Purchase Agreement.

AIR Documents: any document entered into by any of the Borrower, Guarantor, Senior Creditor and Senior Security Trustee which sets out the terms of, constitutes and/or otherwise relates to the AIR Notes.

AIR Notes: has the meaning given to that expression in Section 3.23 of the Securities Purchase Agreement.

AIR Security Document: any guarantee, debenture, charge or other document entered into by any of the Borrower, Guarantor, Senior Creditor and Senior Security Trustee for the purpose of guaranteeing or securing any obligations under an AIR Document.

(b)	deleting the definition of “Amendment Agreements” and inserting a new definition “First Amendment Agreements” before the definition of “Initial Period” as follows:

First Amendment Agreements: means the amendment agreements executed by the Borrower and the Senior Creditor in the agreed form on 3 June 2014, amending (as applicable) the Senior Convertible Loan Notes, the Securities Purchase Agreement and the Registration Rights Agreement (in each case, as referred to in Part 1 of Schedule 2 of this deed).

and

(c)	inserting a new definition of “Second Amendment Agreements” before the definition of “Security Document” as follows:

Second Amendment Agreements: means: (i) the amendment agreement dated 20 August 2014 between the Borrower, the Senior Creditor and, the Guarantor amending the Securities Purchase Agreement (as referred to in Part 1 of Schedule 2 of this deed); and (ii) the amendment agreement dated 20 August 2014 between the Borrower and the Senior Creditor amending the Senior Convertible Loan Notes (as referred to in Part 1 of Schedule 2 of this deed).

(d)	deleting the definition of “Senior Debt Document” and replacing it with the following:

Senior Debt Document: any document referred to in Schedule 2, any AIR Document and any AIR Security Document.

2.3	Clause 6.2 of the Inter-creditor Deed shall be deleted in its entirety and replaced with:

6.2	No waiver or amendments of Senior Debt Documents

Except as set out and/or contemplated by the First Amendment Agreements and the Second Amendment Agreements, without prejudice to the generality of the provisions of clauses 3 and 4, neither the Borrower, the Guarantor nor any Senior Party shall agree any modification, waiver or amendment to, or make any other agreement (such modification, waiver, amendment or agreement being an “Amendment”) affecting, any Senior Debt Document, which would:

(a)	increase the amount of interest payable under a Senior Debt Document in excess of the amount payable under the Senior Convertible Loan Notes on the occurrence and continuance of an Event of Default (as defined in the Senior Convertible Loan Notes); or

(b)	extend the Maturity Date (as defined in the Senior Convertible Loan Notes) by more than six months or increase the amount of principal payable to the Senior Creditor under Senior Convertible Loan Notes.

For the avoidance of doubt, the Borrower, the Guarantor and any Senior Party may, without the consent of the Subordinated Parties, agree or make any Amendment affecting any Senior Debt Document which would have any of the effects set out in sub-paragraphs (a) and (b) of this clause 6.2 where the purpose of the relevant Amendment is to set out the terms of and/or to constitute any Acquisition Loans or the relevant Amendment otherwise relates to any Acquisition Loans.

2.4	Clause 17.2(a) of the Inter-creditor Deed shall be deleted in its entirety and replaced with:

(b)	The terms of any refinancing of the Senior Debt shall not be more onerous for the Borrower and/or the Guarantor than the terms of the Senior Debt as at the date of the Second Amendment Agreements.

3.	EXISTING SECURITY

3.1	Each of the parties confirms that:

(a)	it has received a copy of the Second Amendment Agreements and this deed and consents to the provisions of the Second Amended Agreements and the Amended Security Documents; and

(b)	the Inter-creditor Deed shall continue in full force and effect in all respects and the Inter-creditor Deed (as amended by the First Security Amendment Agreement) and this deed shall be read and construed together.

3.2	Without prejudice to the generality of clause 3.1, the Subordinated Creditors and the Junior Security Trustee confirm that they consent in all respects and for all purposes under the Junior Debt Documents to the entry, by any of the other parties to this deed, into any AIR Document and any AIR Security Document and confirm that the creation and subsistence of any Liabilities or any Security under any AIR Document or any AIR Security Document will not constitute a default by the Borrower or Guarantor under any Junior Debt Documents.

3.3	The Guarantor confirms that the Senior Guarantee remains in full force and effect and that the Guaranteed Obligations include all obligations and liabilities of the primary obligor to the beneficiary under the Second Amended Agreements.

3.4	The Guarantor confirms that the Senior Debenture:

(a)	ranks as a continuing security for the payment and discharge of the Secured Obligations including, without limitation, all present and future monies, obligations and liabilities owed by the Borrower or the Guarantor to the Senior Creditor or the Senior Security Trustee, whether actual or contingent and whether owed jointly or severally, as principal or surety and/or in any other capacity, under or in connection with the Finance Documents; and

(b)	shall continue in full force and effect in all respects.

3.5	The Borrower confirms that the Senior Share Charge:

(a)	ranks as a continuing security for the payment and discharge of the Secured Liabilities including, without limitation, all present and future monies, obligations and liabilities owed by the Borrower to the Senior Creditor, whether actual or contingent and whether owed jointly or severally, as principal or surety and/or in any other capacity, under or in connection with the Convertible Note Documents (as defined in the Senior Share Charge); and

(b)	shall continue in full force and effect in all respects.

4.	REPRESENTATIONS AND WARRANTIES

4.1	Each of the Borrower and Guarantor represents and warrants to the Senior Creditor and the Senior Security Trustee on the date of this deed by reference to the facts and circumstances existing on that date that:

(a)	it has the power to enter into, deliver and perform, and has taken all necessary action to authorise its entry into, delivery and performance of, this deed and the transactions contemplated by it;

(b)	the entry into and performance by it of, and transactions contemplated by, this deed do not and will not contravene or conflict with:

(i)	its constitutional documents;

(ii)	any agreement or instrument binding on it or their assets; or

(iii)	any law or regulation or judicial or official order applicable to it;

(c)	it has obtained all required or desirable authorisations to enable it to enter into, exercise its rights and comply with its obligations in this deed and to make it admissible in its jurisdiction of incorporation. Any such authorisations are in full force and effect; and

(d)	subject to any general principles of law limiting its obligations, its obligations under this deed are legal, valid, binding and enforceable.

4.2	The Guarantor represents and warrants to the Senior Creditor and the Senior Security Trustee on the date of this deed by reference to the facts and circumstances existing on that date that all the representations and warranties contained in clause 8 of the Senior Debenture and clause 5 of the Senior Guarantee are true and accurate as if repeated on the date of this deed.

4.3	The Borrower represents and warrants to the Senior Creditor and the Senior Security Trustee on the date of this deed by reference to the facts and circumstances existing on that date that all the representations and warranties contained in Part 1 of Schedule 2 of the Senior Share Charge are true and accurate as if repeated on the date of this deed.

5.	FURTHER ASSURANCE

5.1	Each party shall at the request of the Senior Creditor and/or the Senior Security Trustee execute and deliver such documents and perform such acts as may reasonably be required for the purpose of giving full effect to this deed.

6.	MISCELLANEOUS

6.1

The provisions of clauses 24, 25, 26, 29, 30.3 and 30.4 of the Inter-creditor Deed shall apply to this deed, as if set out in full and so that references in those provisions to “this deed” shall be construed as references to this deed and references to “party” or

“parties” shall be construed as references to parties to this deed except that in clause 24 of the Inter-creditor Deed the words “or the Senior Security Trustee or both” shall be added after each reference to the “Senior Creditor.”

7.	THIRD PARTY RIGHTS

7.1	A person who is not a party to this deed shall not have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce, or enjoy the benefit of, any term of this deed. This does not affect any right or remedy of a third party which exists, or is available, apart from that Act.

7.2	The rights of the parties to rescind or agree any amendment or waiver under this deed are not subject to the consent of any other person.

8.	GOVERNING LAW AND JURISDICTION

8.1	This deed and any dispute or claim arising out of or in connection with it or its subject matter or formation (including non-contractual disputes or claims) shall be governed by and construed in accordance with the law of England and Wales.

8.2	Each party irrevocably agrees that, subject as provided below, the courts of England and Wales shall have exclusive jurisdiction over any dispute or claim that arises out of or in connection with this deed or its subject matter or formation (including non-contractual disputes or claims). Nothing in this clause shall limit the right of the Senior Creditor or the Senior Security Trustee to take proceedings against any other party to this deed in any other court of competent jurisdiction, nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdictions, whether concurrently or not, to the extent permitted by the law of such other jurisdiction.

This document has been executed as a deed and is delivered and takes effect on the date stated at the beginning of it.

Schedule Subordinated creditors

Name	Address

DAVID STEVEN LEVIN	7 Ringley Chase, Whitefield, Manchester M45 7UA

MELANIE LEVIN	7 Ringley Chase, Whitefield, Manchester M45 7UA

MIGUEL CARLOS CORRAL	1 Sergeants Lane, Whitefield, M45 7TR.

DAVID RYDER	311 Hulton Lane, Bolton, Lancashire, BL3 4LF

Executed as a deed by ELECTRONIC CIGARETTES
INTERNATIONAL GROUP, LTD	)
acting by ,	)	Director
a director, in the presence of:

Witness signature:
Witness name:
Witness address:

Witness occupation:

Executed as a deed by MUST HAVE LIMITED	)
acting by ,	)
a director, in the presence of:		Director

Witness signature:
Witness name:
Witness address:

Witness occupation:

Executed as a deed by JGB COLLATERAL LLC as Senior Security Trustee, acting by	)
,		Director
a director, in the presence of:

Witness signature:
Witness name:
Witness address:

Witness occupation:

Executed as a deed by JGB (CAYMAN))
CAMBRIDGE LTD.	)
acting by ,	)	Director
a director, in the presence of:

Witness signature:
Witness name:
Witness address:

Witness occupation:

Executed as a deed by MIGUEL CARLOS CORRAL	)
as Junior Security Trustee, in the presence of:	)	Signature

Witness signature:
Witness name:
Witness address:

Witness occupation:

Executed as a deed by DAVID RYDER	)
in the presence of:	)	Signature

Witness signature:
Witness name:
Witness address:

Witness occupation:

Executed as a deed by DAVID STEVEN LEVIN	)
in the presence of:	)	Signature

Witness signature:
Witness name:
Witness address:

Witness occupation:

Executed as a deed by MELANIE LEVIN	)
in the presence of:	)
Signature

Witness signature:
Witness name:
Witness address:

Witness occupation:

Executed as a deed by MIGUEL CARLOS CORRAL in the presence of	) )	Signature

Witness signature:
Witness name:
Witness address:

Witness occupation: